                                                                  EXHIBIT 10.1.9

                                THIRD AMENDMENT

          THIRD AMENDMENT, dated as of February 6, 2001 (this "Amendment"), to
                                                               ---------
the Amended and Restated Credit and Guarantee Agreement, dated as of July 27, 2000, (as amended by the First Amendment and the Second Amendment thereto, and as may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among SMTC Corporation ("Holdings"), HTM Holdings, Inc.
     ----------------                             --------
(the "U.S. Borrower"), SMTC Manufacturing Corporation of Canada (the "Canadian
      -------------                                                   --------
Borrower"; together with the U.S. Borrower, the "Borrowers"), the several banks
--------                                         ---------
and other financial institutions or entities from time to time parties thereto (the "Lenders"), Lehman Brothers Inc., as advisor, lead arranger and book
      -------
manager (in such capacity, the "Arranger"), The Bank of Nova Scotia, as
                                --------
syndication agent (in such capacity, the "Syndication Agent"), Lehman Commercial
                                          -----------------
Paper Inc., as general administrative agent (in such capacity, the "General
                                                                    -------
Administrative Agent"), The Bank of Nova Scotia, as Canadian administrative
--------------------
agent (in such capacity, the "Canadian Administrative Agent"), Lehman Commercial
                              -----------------------------
Paper Inc., as collateral monitoring agent (in such capacity, the "Collateral
                                                                   ----------
Monitoring Agent"), and General Electric Capital Corporation, as documentation
----------------
agent (in such capacity, the "Documentation Agent").
                              -------------------


                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, Holdings and the Borrowers have requested that the Lenders amend certain of the provisions of the Credit Agreement upon the terms and subject to the conditions set forth below; and

          WHEREAS, the Required Lenders have agreed to amend the Credit Agreement in the manner and upon the terms and subject to the conditions set forth below;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.   Defined Terms.  As used herein, terms defined in this Amendment
               -------------
or in the Credit Agreement are used herein as so defined.

          2.   Amendment to Section 10.1 of the Credit Agreement.  Clause (c)
               -------------------------------------------------
of Section 10.1 of the Credit Agreement is hereby amended by deleting the number "45" and inserting in lieu thereof "30".

          3.   Amendment to Section 10.2 of the Credit Agreement.  Clause (f)
               -------------------------------------------------
of Section 10.2 of the Credit Agreement is hereby deleted in its entirety and the following new clauses (f) and (g) inserted in lieu thereof:

          "(f) as soon as available, but in any event not later than (i) 30 days after the end of each month (other than the third, sixth, ninth and twelfth such months) occurring during each fiscal year of Holdings, a schedule setting forth all Capital Expenditures that the Borrower and its Subsidiaries have made, agreed to or arranged for during that month; (ii) 45 days after the end of each of the first three quarterly periods of each fiscal year of Holdings, a schedule setting forth all Capital Expenditures that the Borrower and its Subsidiaries have made, agreed to or arranged for during that quarter; and (iii) 45 days after the end of each fiscal year of Holdings, a schedule of setting forth all Capital Expenditures that the Borrower and its Subsidiaries have made, agreed to or arranged for during that year; and

          (g) promptly, such additional financial and other information as any Lender may from time to time reasonably request."

          4.  Amendment to Section 10.3 of the Credit Agreement.  Section 10.3
              -------------------------------------------------
of the Credit Agreement is hereby amended by (1) deleting the word "and" at the end of clause (b), (2) deleting the "." at the end of clause (c) and substituting in lieu thereof, the following: "; and" and (3) adding thereto the following new clause (d):

          "(d) without limiting the generality of the foregoing, to the Collateral Monitoring Agent, not later than March 31, 2001, a completed audit of the Accounts and Inventory of the Borrower and its Subsidiaries performed by an entity reasonably acceptable to the Collateral Monitoring Agent.

          5.  Amendment to Section 11.7 of the Credit Agreement.  Section 11.7
              -------------------------------------------------
of the Credit Agreement is hereby amended by deleting the amount "$14,000,000" (set forth opposite fiscal year 2000) and inserting in lieu thereof, the amount "$27,000,000". The amendment effected by this paragraph 5 shall be given retroactive effect to December 31, 2000.

          6.  Effectiveness.  The Amendment shall become effective on the date
              -------------
of satisfaction of the following conditions precedent (the "Third Amendment
                                                            ---------------
Effective Date"):
--------------

          (a) The General Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by Holdings and each of the Borrowers.

          (b) The General Administrative Agent shall have received executed Lender Consent Letters, substantially in the form of Exhibit A hereto ("Lender Consent Letters"), from Lenders constituting the Required Lenders.
       ----------------------

          (c) The General Administrative Agent shall have received an executed Acknowledgment and Consent, in the form set forth at the end of this Amendment, from each Loan Party other than Holdings and the Borrowers.

          (d) All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in form and substance to the General Administrative Agent.

          (e) The General Administrative Agent shall have received from Holdings, for the account of each Lender that has executed a Lender Consent Letter granting its consent to this Agreement on or prior to 5:00 p.m., New York City time on February 9, 2001, an amendment fee equal to 0.10% of such Lender's Aggregate Total Outstandings and aggregate undrawn Commitments.

          7.  Representations and Warranties.  After giving effect to the
              ------------------------------
amendment contained herein, on the Third Amendment Effective Date, Holdings and each of the Borrowers hereby confirms, reaffirms and restates the representations and warranties set forth in Section 8 of the Credit Agreement; provided that each reference in such Section 8 to "this Agreement" shall be
--------
deemed to be a reference both to this Amendment and to the Credit Agreement as amended by this Amendment.

          8.  Continuing Effect; No Other Amendments.  Except as expressly
              --------------------------------------
amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

          9.  No Default.  No Default or Event of Default shall have occurred
              ----------
and be continuing as of the Third Amendment Effective Date after giving effect to this Amendment.

          10. Counterparts.  This Amendment may be executed in any number of
              ------------
counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

          11. GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
              -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   SMTC CORPORATION


                                   By: /s/  Richard Smith
                                       --------------------------
                                     Name: Richard Smith
                                     Title:  Chief Financial Officer


                                   HTM HOLDINGS, INC.


                                   By: /s/  Richard Smith
                                       ---------------------------
                                     Name: Richard Smith
                                     Title:   Chief Financial Officer

                                   SMTC MANUFACTURING CORPORATION OF CANADA


                                   By: /s/  Richard Smith
                                       -----------------------------
                                     Name: Richard Smith
                                     Title:   Chief Financial Officer

                                   LEHMAN COMMERCIAL PAPER INC., as
                                     General Administrative Agent


                                   By: /s/  G. Andrew Keith
                                       ------------------------------
                                     Name: G. Andrew Keith
                                     Title:   Authorised Signatory

                                   LEHMAN COMMERCIAL PAPER INC., as
                                   Collateral Monitoring Agent and as a Lender


                                   By: /s/  G. Andrew Keith
                                       ----------------------------
                                     Name: G. Andrew Keith
                                     Title:   Authorised Signatory

                                    THE BANK OF NOVA SCOTIA, as Canadian
                                    Administrative Agent


                                    By: /s/  Paul Phillips
                                        --------------------------
                                      Name: Paul Phillips
                                      Title:   Director


                                    THE BANK OF NOVA SCOTIA, as Syndication
                                    Agent and as a Lender


                                    By: /s/  Liz Hanson
                                        --------------------------
                                      Name: Liz Hanson
                                      Title:   Director


                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION, as Documentation Agent and as a Lender


                                    By: /s/  John Goodwin
                                        --------------------------
                                      Name: John Goodwin
                                      Title:   Duly Authorized Signatory

                           ACKNOWLEDGMENT AND CONSENT

          Each of the undersigned parties to the Amended and Restated Guarantee and Collateral Agreement, dated as of July 27, 2000, as amended by the First Amendment and the Second Amendment thereto, and as amended, supplemented or otherwise modified from time to time, made by the undersigned in favor of Lehman Commercial Paper Inc., as General Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by the Third Amendment to the Amended and Restated Credit and Guarantee Agreement and (b) acknowledges and agrees that the guarantees and grants of security interests contained in such Amended and Restated Guarantee and Collateral Agreement and in the Security Documents are, and shall remain, in full force and effect after giving effect to the Third Amendment and all prior modifications to the Amended and Restated Credit and Guarantee Agreement.

                                       SMTC CORPORATION


                                       By: /s/  Richard Smith
                                           ---------------------------
                                       Title:  Chief Financial Officer


                                       HTM HOLDINGS, INC.


                                       By: /s/  Richard Smith
                                           ----------------------------
                                       Title:  Chief Financial Officer


                                       SMTC MANUFACTURING CORPORATION
                                       OF TEXAS

                                       By: /s/  Richard Smith
                                           ----------------------------
                                       Title:  Chief Financial Officer


                                       SMTC MANUFACTURING CORPORATION
                                       OF CALIFORNIA

                                       By: /s/  Richard Smith
                                           ----------------------------
                                       Title:  Chief Financial Officer

                                       SMTC MANUFACTURING CORPORATION
                                       OF NORTH CAROLINA

                                       By: /s/  Richard Smith
                                           ----------------------------
                                       Title:  Chief Financial Officer


                                       SMTC MEX HOLDINGS, INC.

                                       By: /s/  Richard Smith
                                           ----------------------------
                                       Title:  Chief Financial Officer


                                       SMTC MANUFACTURING CORPORATION
                                       OF COLORADO

                                       By: /s/  Richard Smith
                                           ----------------------------
                                       Title:  Chief Financial Officer


                                       SMTC MANUFACTURING CORPORATION
                                       OF MASSACHUSETTS

                                       By: /s/  Richard Smith
                                           ----------------------------
                                       Title:  Chief Financial Officer


                                       PENSAR CORPORATION

                                       By: /s/  Richard Smith
                                           ----------------------------
                                       Title:  Chief Financial Officer

                                                                       EXHIBIT A
                             LENDER CONSENT LETTER

                               HTM HOLDINGS, INC.
                    SMTC MANUFACTURING CORPORATION OF CANADA
                              AMENDED AND RESTATED
                         CREDIT AND GUARANTEE AGREEMENT
                           DATED AS OF JULY 27, 2000

To:  Lehman Commercial Paper Inc.,
      as General Administrative Agent
     3 World Financial Center
     New York, New York 10285

Ladies and Gentlemen:

          Reference is made to the Amended and Restated Credit and Guarantee Agreement, dated as of July 27, 2000, as amended by the First Amendment and the Second Amendment thereto, and as may be further amended, supplemented or otherwise modified from time to time (the "Credit Agreement"), among HTM
                                           ----------------
Holdings, Inc. (the "U.S. Borrower"), SMTC Corporation ("Holdings"), SMTC
                     -------------                       --------
Manufacturing Corporation of Canada (the "Canadian Borrower"; together with the
                                          -----------------
U.S. Borrower, the "Borrowers"), the several banks and other financial
                    ---------
institutions or entities from time to time parties thereto (the "Lenders"),
                                                                 -------
Lehman Commercial Paper Inc., as general administrative agent (in such capacity, the "General Administrative Agent"), and others. Unless otherwise defined
     ----------------------------
herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

          The Borrowers have requested that the Lenders consent to amend the Credit Agreement on the terms described in the Third Amendment to which a form of this Lender Consent Letter is attached as Exhibit A (the "Third Amendment").
                                                             ---------------

          Pursuant to Section 15.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the General Administrative Agent of the Third Amendment.

                                     Very truly yours,

                                     LEHMAN COMMERCIAL PAPER INC.

                                     By: /s/  G. Andrew Keith
                                         ---------------------------
                                         Name: G. Andrew Keith
                                         Title:  Authorized Signatory

                              THE BANK OF NOVA SCOTIA

                              By: /s/  Paul Phillips
                                  ----------------------------
                                  Name:  Paul Phillips
                                  Title:  Director

                              THE BANK OF NOVA SCOTIA

                              By: /s/  Liz Hanson
                                  --------------------------
                                  Name:  Liz Hanson
                                  Title:  Director

                              AMMC CDO II, LIMITED
                              (American Money Management Corp., as Collateral Manager)

                              By: /s/  David P. Meyer
                                  ---------------------------
                                  Name:  David P. Meyer
                                  Title:  Vice President

                              COMERICA BANK

                              By:  /s/  Pamela R. Horne Eidt
                                   ------------------------------
                                  Name:  Pamela R. Horne Eidt
                                  Title:  Assistant Vice President

                              IBM CREDIT CORPORATION

                              By: /s/  Thomas S. Curcio
                                  ----------------------------
                                  Name:  Thomas S. Curcio
                                  Title:  Manager of Credit

                              ROYAL BANK OF CANADA

                              By:  /s/  Stephanie Babich
                                   ----------------------------
                                  Name:  Stephanie Babich
                                  Title:  Senior Manager


Dated as of February 9, 2001